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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.33-32174) of Homestake Mining Company of our report dated June 25, 2001 relating to the financial statements of Homestake 401(k) Retirement Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS LLP


June 25, 2001